MERRILL LYNCH
OHIO MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

January 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Ohio
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                #16156 -- 1/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Ohio Municipal Bond Fund               January 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
Going into the second half of 1997, we maintained a slightly defensive posture for the Fund. During the six months ended January 31, 1998, several changes took place in the US economy which eased our concerns for a higher interest rate environment. In November 1997, we adopted a less defensive strategy in response to the Asian economic crisis and the continued domestic low inflation environment. This change in structure was obtained by maintaining a fully invested position and seeking out interest rate sensitive issues when available.

While total municipal bond issuance increased by over 30% for the six months ended January 31, 1998 compared to the same six-month period last year, total Ohio municipal bond issuance increased by more than 50% during 1997. More issues were brought in the form of current-coupon bonds without attractive call protection. We did not participate in these issues since they did not benefit the Fund's overall portfolio structure. We expect issuance in Ohio to remain strong going into 1998.

Looking ahead, we look to maintain the Fund's fully invested position. We believe that interest rates will stay within their current trading range. We will look for periods of higher interest rates before adopting a more aggressive investment strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Ohio Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/THEODORE R. JAECKEL JR.
Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

March 9, 1998

We are pleased to announce that Theodore R. Jaeckel Jr. is responsible for the day-to-day management of Merrill Lynch Ohio Municipal Bond Fund. Mr. Jaeckel has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1991 as Vice President and Portfolio Manager.



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                                 12 Month      3 Month
                                                   1/31/98        10/31/97        1/31/97        % Change     % Change

Class A Shares*                                    $11.29          $11.12         $10.85          +4.06%        +1.53%
Class B Shares*                                     11.29           11.12          10.85          +4.06         +1.53
Class C Shares*                                     11.29           11.12          10.84          +4.15         +1.53
Class D Shares*                                     11.28           11.11          10.84          +4.06         +1.53
Class A Shares -- Total Return*                                                                   +9.34(1)      +2.77(2)
Class B Shares -- Total Return*                                                                   +8.79(3)      +2.64(4)
Class C Shares -- Total Return*                                                                   +8.78(5)      +2.61(6)
Class D Shares -- Total Return*                                                                   +9.24(7)      +2.74(8)
Class A Shares -- Standardized 30-day Yield          3.91%
Class B Shares -- Standardized 30-day Yield          3.56%
Class C Shares -- Standardized 30-day Yield          3.46%
Class D Shares -- Standardized 30-day Yield          3.81%

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.547 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.136 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.491 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.480 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.119 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.536 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.133 per share ordinary income dividends.






Performance Summary -- Class A Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

2/28/92 -- 12/31/92        $10.00            $10.40                 --                   $0.525                + 9.46%
1993                        10.40             11.22              $0.013                   0.648                +14.53
1994                        11.22              9.90                 --                    0.548                - 6.98
1995                         9.90             11.00                 --                    0.545                +16.97
1996                        11.00             10.88                 --                    0.541                + 4.00
1997                        10.88             11.23                 --                    0.549                + 8.50
1/1/98 -- 1/31/98           11.23             11.29                 --                    0.038                + 0.95
                                                           Total $0.013            Total $3.394
                                                                        Cumulative total return as of 1/31/98: +55.38%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

2/28/92 -- 12/31/92        $10.00            $10.40                 --                   $0.481                + 8.99%
1993                        10.40             11.22              $0.013                   0.592                +13.95
1994                        11.22              9.90                 --                    0.495                - 7.45
1995                         9.90             11.00                 --                    0.491                +16.38
1996                        11.00             10.88                 --                    0.486                + 3.47
1997                        10.88             11.23                 --                    0.493                + 7.95
1/1/98 -- 1/31/98           11.23             11.29                 --                    0.034                + 0.91
                                                           Total $0.013            Total $3.072
                                                                        Cumulative total return as of 1/31/98: +50.78%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94       $10.09             $9.89                  --                   $0.091                - 1.06%
1995                         9.89             11.00                  --                    0.480                +16.37
1996                        11.00             10.87                  --                    0.475                + 3.28
1997                        10.87             11.23                  --                    0.482                + 7.94
1/1/98 -- 1/31/98           11.23             11.29                  --                    0.033                + 0.90
                                                                                    Total $1.561
                                                                         Cumulative total return as of 1/31/98: +29.51%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                                 Net Asset Value               Capital Gains
Period Covered             Beginning         Ending             Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94       $10.09             $9.89                  --                   $0.103                - 0.95%
1995                         9.89             11.00                  --                    0.534                +16.97
1996                        11.00             10.87                  --                    0.530                + 3.80
1997                        10.87             11.23                  --                    0.538                + 8.49
1/1/98 -- 1/31/98           11.23             11.28                  --                    0.037                + 0.85
                                                                                    Total $1.742
                                                                         Cumulative total return as of 1/31/98: +31.60%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return

                                % Return Without        % Return With
                                  Sales Charge          Sales Charge**
Class A Shares*
Year Ended 12/31/97                  +8.50%                 +4.16%
Five Years Ended 12/31/97            +7.05                  +6.18
Inception (2/28/92)
through 12/31/97                     +7.66                  +6.91

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                    % Return              % Return
                                  Without CDSC           With CDSC**
Class B Shares*
Year Ended 12/31/97                  +7.95%                 +3.95%
Five Years Ended 12/31/97            +6.51                  +6.51
Inception (2/28/92)
through 12/31/97                     +7.12                  +7.12

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                    % Return              % Return
                                  Without CDSC           With CDSC**
Class C Shares*
Year Ended 12/31/97                  +7.94%                 +6.94%
Inception (10/21/94)
through 12/31/97                     +8.13                  +8.13

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                % Return Without        % Return With
                                  Sales Charge          Sales Charge**
Class D Shares*
Year Ended 12/31/97                  +8.49%                 +4.15%
Inception (10/21/94)
through 12/31/97                     +8.69                  +7.31

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Merrill Lynch Ohio Municipal Bond Fund                                                                        January 31, 1998

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

S&P               Moody's           Face                                                                               Value
Ratings           Ratings          Amount                      Issue                                                 (Note 1a)


Ohio -- 92.7%
NR*               Baa1             $900       Ashtabula County, Ohio, IDR, Refunding (Ashland Oil Inc. Project),
                                              Series A, 6.90% due 5/01/2010                                             $974
AAA               Aaa             1,000       Avon, Ohio, Local School District, GO, UT, 6% due 12/01/2020 (b)         1,093
NR*               NR*             4,000       Barberton, Ohio, Hospital Facilities Revenue Bonds
                                              (Barberton Citizens Hospital Co. Project), 7.25% due 1/01/2002 (h)       4,514
                                              Cleveland, Ohio, Public Power System, Revenue Refunding Bonds,
                                              First Mortgage, Series 1 (d):
AAA               Aaa             2,000       5% due 11/15/2020                                                        1,968
AAA               Aaa             3,000       5% due 11/15/2024                                                        2,948
AAA               Aaa             3,665       Cleveland, Ohio, Water Works Revenue Bonds, First Mortgage,
                                              Series F-92 A, 6.25% due 1/01/2015 (b)                                   3,990
                                              Cuyahoga County, Ohio, M/F Revenue Bonds (Dalebridge Apartments),
                                              AMT (e):
NR*               Aaa             1,000       6.50% due 10/20/2020                                                     1,068
NR*               Aaa             2,850       6.60% due 10/20/2030                                                     3,043
BBB               NR*             1,000       Dayton, Ohio, Special Facilities Revenue Refunding Bonds
                                              (Emery Air Freight Corp./Emery Worldwide Air Inc.),
                                              Series F, 6.05% due 10/01/2009                                           1,087
A                 A               2,120       Erie County, Ohio, Hospital Improvement Revenue Refunding Bonds
                                              (Firelands Community Hospital Project), 6.75% due 1/01/2015              2,312
AAA               Aaa             1,200       Finneytown, Ohio, Local School District Revenue Bonds, UT,
                                              5.80% due 12/01/2024 (c)                                                 1,290
AAA               Aaa             1,500       Hilliard, Ohio, School District, UT, Series A, 5% due 12/01/2020 (c)     1,478
AAA               Aaa             1,200       Huron County, Ohio, Human Services, Building Revenue Bonds,
                                              7.25% due 12/01/2013 (d)                                                 1,434
NR*               Aaa             3,030       Kent, Ohio, M/F Housing Mortgage Revenue Bonds (Silver Meadows),
                                              AMT, 7.30% due 12/20/2036 (e)                                            3,394
AAA               Aaa             1,740       Lakota, Ohio, Local School District, GO, UT, 7% due 12/01/2010 (b)       2,157
A                 NR*             1,660       Loveland, Ohio, City School District, GO, UT, 6.65% due 12/01/2015       1,841
NR*               NR*             2,000       Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital),
                                              6.125% due 12/01/2004 (h)                                                2,233
AAA               Aaa             2,500       Mahoning County, Ohio, Hospital Facilities Revenue Refunding Bonds
                                              (YHA Inc. Project), Series A, 7% due 10/15/2002 (d)(h)                   2,808
A                 A3              2,000       Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors
                                              Corp. Project), AMT, 6.75% due 7/01/2014                                 2,392
AAA               Aaa             3,000       North Canton City, Ohio, School District Improvement Bonds, GO, UT,
                                              6.70% due 12/01/2019 (b)                                                 3,440
                                              Ohio HFA, Residential Mortgage Revenue Bonds, AMT (e):
AAA               NR*             1,750       Series A-1, 6.15% due 3/01/2029                                          1,853
AAA               NR*               965       Series B-2, 6.70% due 3/01/2025                                          1,037
AAA               Aaa             1,025       Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB, Series B-4,
                                              9.517% due 3/31/2031 (e)(g)                                              1,158
                                              Ohio State Air Quality Development Authority, Revenue Refunding Bonds:
NR*               Baa1            1,000       (Ashland Oil Inc. Project), 6.85% due 4/01/2010                          1,064
AA-               Aa3             4,200       (Coll - Dayton Power & Light Project), Series B, 6.40% due 8/15/2027     4,550
AAA               Aaa             1,505       PCR (Ohio-Edison), Series B, 7.10% due 6/01/2018 (c)                     1,627
                                              Ohio State Higher Educational Facility, Commission Revenue Bonds:
AA                Aa3             1,000       (Case Western Reserve University), Series D, 6.25% due 7/01/2014         1,166
NR*               NR*             1,000       (University of Findlay Project), 6.125% due 9/01/2016                    1,048
AA                Aa              1,410       Ohio State Higher Educational Facility, Crossover Revenue Refunding
                                              Bonds (Case Western Reserve University), 6.25% due 10/01/2016            1,664
A1+               P1              1,000       Ohio State, PCR, Refunding (Sohio Water Project - BP Petroleum),
                                              VRDN, 3.60% due 5/01/2022 (a)                                            1,000
AAA               Aaa             1,000       Ohio State Water Development Authority, Pollution Control Facilities
                                              Revenue Bonds (Pennsylvania Power Co. Project), 6.15% due 8/01/2023 (b)  1,104
A                 A2              2,000       Ohio State Water Development Authority, Solid Waste Disposal
                                              Revenue Bonds (North BHP Steel Project-Broken Hill), AMT,
                                              6.45% due 9/01/2020                                                      2,187
NR*               Aa3             1,000       Toledo Lucas County, Ohio, Port Authority, Development Revenue
                                              Refunding Bonds (Cargill Inc. Project), 5.90% due 12/01/2015             1,052
AAA               Aaa             1,000       Upper Arlington, Ohio, City School District, UT, 5.25%
                                              due 12/01/2022 (d)                                                       1,007
AAA               Aaa             2,000       Westerville, Ohio, Minerva Park and Blendon Joint Township,
                                              Hospital District Revenue Refunding Bonds (Saint Ann's Hospital),
                                              Series B, 7% due 9/15/2012 (b)(f)                                        2,335

Puerto Rico -- 3.7%
A1+               Baa1            2,500       Puerto Rico Commonwealth, Highway and Transportation Authority,
                                              Highway Revenue Bonds, RITES, Series X, 6.291% due 7/01/2004 (g)         2,756
                                                                                                                  ----------
Total Investments (Cost -- $66,016) -- 96.4%                                                                          72,072

Other Assets Less Liabilities -- 3.6%                                                                                  2,670
                                                                                                                  ----------
Net Assets -- 100.0%                                                                                                 $74,742
                                                                                                                  ==========

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1998.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) GNMA Collateralized.
(f) Escrowed to Maturity.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1998.
(h) Prerefunded.
 *  Not Rated.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Ohio Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITES   Residual Interest Tax-Exempt Securities
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1998

Assets:               Investments, at value (identified cost  -- $66,015,933) (Note 1a)                          $72,072,026
                      Cash                                                                                           504,309
                      Receivables:
                      Securities sold                                                           $1,359,692
                      Interest                                                                     946,911
                      Beneficial interest sold                                                     190,551         2,497,154
                                                                                             -------------
                      Prepaid expenses and other assets                                                                  951
                                                                                                               -------------
                      Total assets                                                                                75,074,440
                                                                                                               -------------
Liabilities:          Payables:
                      Beneficial interest redeemed                                                 160,210
                      Dividends to shareholders (Note 1e)                                           54,640
                      Investment adviser (Note 2)                                                   34,700
                      Distributor (Note 2)                                                          26,332           275,882
                                                                                             -------------
                      Accrued expenses and other liabilities                                                          56,823
                                                                                                               -------------
                      Total liabilities                                                                              332,705
                                                                                                               -------------

Net Assets:           Net assets                                                                                 $74,741,735
                                                                                                               =============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                              $79,425
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                              517,884
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               18,681
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               46,273
                      Paid-in capital in excess of par                                                            68,722,379
                      Accumulated realized capital losses on investments -- net (Note 5)                            (699,000)
                      Unrealized appreciation on investments -- net                                                6,056,093
                                                                                                               -------------
                      Net assets                                                                                 $74,741,735
                                                                                                               =============

Net Asset Value:      Class A -- Based on net assets of $8,964,199 and 794,247 shares
                      of beneficial interest outstanding                                                              $11.29
                                                                                                               =============
                      Class B -- Based on net assets of $58,449,034 and 5,178,836 shares
                      of beneficial interest outstanding                                                              $11.29
                                                                                                               =============
                      Class C -- Based on net assets of $2,108,215  and 186,811 shares
                      of beneficial interest outstanding                                                              $11.29
                                                                                                               =============
                      Class D -- Based on net assets of $5,220,287 and 462,729 shares
                      of beneficial interest outstanding                                                              $11.28
                                                                                                               =============

                      See Notes to Financial Statements.






Statement of Operations
                                                                                                    For the Six Months Ended
                                                                                                        January 31, 1998


Investment Income     Interest and amortization of premium and discount earned                                 $2,140,767
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                      $205,853
                      Account maintenance and distribution fees -- Class B (Note 2)           148,244
                      Professional fees                                                        26,664
                      Accounting services (Note 2)                                             24,089
                      Printing and shareholder reports                                         17,542
                      Transfer agent fees -- Class B (Note 2)                                  16,425
                      Registration fees (Note 1e)                                               9,279
                      Account maintenance and distribution fees -- Class C (Note 2)             6,708
                      Pricing fees                                                              2,663
                      Custodian fees                                                            2,349
                      Account maintenance fees -- Class D (Note 2)                              2,300
                      Trustees' fees and expenses                                               2,094
                      Transfer agent fees --  Class A (Note 2)                                  2,011
                      Transfer agent fees -- Class D (Note 2)                                   1,060
                      Transfer agent fees -- Class C (Note 2)                                     634
                      Other                                                                     5,379
                                                                                           ----------
                      Total expenses                                                                              473,294
                                                                                                               ----------
                      Investment income -- net                                                                  1,667,473
                                                                                                               ----------

Realized &            Realized gain on investments -- net                                                         263,281
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                     480,763
Investments -- Net                                                                                             ----------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                     $2,411,517
                                                                                                               ==========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                               Jan. 31,           July 31,
Increase (Decrease) in Net Assets:                                                               1998               1997

Operations:            Investment income -- net                                               $1,667,473          $3,524,772
                       Realized gain on investments -- net                                       263,281             803,076
                       Change in unrealized appreciation on investments -- net                   480,763           2,393,293
                                                                                           -------------       -------------
                       Net increase in net assets resulting from operations                    2,411,517           6,721,141
                                                                                           -------------       -------------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                  (212,951)           (388,948)
(Note 1e):             Class B                                                                (1,296,759)         (2,827,393)
                       Class C                                                                   (47,775)           (113,014)
                       Class D                                                                  (109,988)           (195,417)
                                                                                           -------------       -------------
                       Net decrease in net assets resulting from dividends to shareholders    (1,667,473)         (3,524,772)
                                                                                           -------------       -------------

Beneficial Interest    Net decrease in net assets derived from beneficial interest
Transactions           transactions                                                           (1,302,381)         (5,807,300)
(Note 4):                                                                                  -------------       -------------

Net Assets:            Total decrease in net assets                                             (558,337)         (2,610,931)
                       Beginning of period                                                    75,300,072          77,911,003
                                                                                           -------------       -------------
                       End of period                                                         $74,741,735         $75,300,072
                                                                                           =============       =============

                       See Notes to Financial Statements.






Financial Highlights

                                                                                               Class A
                                                                   For the Six
                                                                     Months
The following per share data and ratios have been derived             Ended
from information provided in the financial statements.               Jan. 31,               For the Year Ended July 31,
                                                                       1998           1997       1996        1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period            $11.17         $10.70      $10.56      $10.50      $11.02
Operating                                                         ---------      ---------   ---------   ---------   ---------
Performance:         Investment income -- net                           .28            .55         .54         .55         .56
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .12            .47         .14         .06        (.43)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total from investment operations                   .40           1.02         .68         .61         .13
                                                                  ---------      ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                          (.28)          (.55)       (.54)       (.55)       (.56)
                     In excess of realized gain on
                     investments -- net                                  --             --          --          --        (.09)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total dividends and distributions                 (.28)          (.55)       (.54)       (.55)       (.65)
                                                                  =========      =========   =========   =========   =========
                     Net asset value, end of period                  $11.29         $11.17      $10.70      $10.56      $10.50
                                                                  =========      =========   =========   =========   =========

Total Investment     Based on net asset value per share                3.60%++++      9.80%       6.56%       6.03%       1.10%
Return:**                                                         =========      =========   =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                     .84%*          .80%        .87%        .86%        .65%
Net Assets:                                                       =========      =========   =========   =========   =========
                     Expenses                                           .84%*          .80%        .87%        .89%        .89%
                                                                  =========      =========   =========   =========   =========
                     Investment income -- net                          4.88%*         5.07%       5.03%       5.30%       5.12%
                                                                  =========      =========   =========   =========   =========

Supplemental         Net assets, end of period (in thousands)        $8,964         $8,506      $7,281      $7,270      $9,373
Data:                                                             =========      =========   =========   =========   =========
                     Portfolio turnover                               19.39%         52.57%     118.21%     169.34%      44.83%
                                                                  =========      =========   =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                               Class B
                                                                   For the Six
                                                                     Months
The following per share data and ratios have been derived             Ended
from information provided in the financial statements.               Jan. 31,               For the Year Ended July 31,
                                                                       1998           1997       1996        1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period            $11.17         $10.70      $10.56      $10.50      $11.02
Operating                                                         ---------      ---------   ---------   ---------   ---------
Performance:         Investment income -- net                           .25            .49         .49         .49         .50
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .12            .47         .14         .06        (.43)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total from investment operations                   .37            .96         .63         .55         .07
                                                                  ---------      ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                          (.25)          (.49)       (.49)       (.49)       (.50)
                     In excess of realized gain on
                     investments -- net                                  --             --          --          --        (.09)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total dividends and distributions                 (.25)          (.49)       (.49)       (.49)       (.59)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Net asset value, end of period                  $11.29         $11.17      $10.70      $10.56      $10.50
                                                                  =========      =========   =========   =========   =========

Total Investment     Based on net asset value per share                3.34%++++      9.25%       6.01%       5.49%        .59%
Return:**                                                         =========      =========   =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                    1.35%*         1.31%       1.38%       1.37%       1.16%
Net Assets:                                                       =========      =========   =========   =========   =========
                     Expenses                                          1.35%*         1.31%       1.38%       1.40%       1.39%
                                                                  =========      =========   =========   =========   =========
                     Investment income -- net                          4.37%*         4.56%       4.52%       4.79%       4.61%
                                                                  =========      =========   =========   =========   =========

Supplemental      Net assets, end of period (in thousands)          $58,449        $60,072     $64,397     $64,068     $65,610
Data:                                                             =========      =========   =========   =========   =========
                  Portfolio turnover                                  19.39%         52.57%     118.21%     169.34%      44.83%
                                                                  =========      =========   =========   =========   =========

                * Annualized.
               ** Total investment returns exclude the effects of sales loads.
             ++++ Aggregate total investment return.

                  See Notes to Financial Statements.






                                                                                              Class C
                                                                           For                                 For the
                                                                         the Six                               Period
The following per share data and ratios have been derived                 Months           For the Year        Oct. 21,
from information provided in the financial statements.                    Ended               Ended            1994+ to
                                                                         Jan. 31,            July 31,          July 31,
                                                                           1998          1997        1996         1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                  $11.17        $10.70      $10.56       $10.09
Operating                                                               ---------     ---------   ---------    ---------
Performance:         Investment income -- net                                 .24           .48         .48          .37
                     Realized and unrealized gain on investments -- net       .12           .47         .14          .47
                                                                        ---------     ---------   ---------    ---------
                     Total from investment operations                         .36           .95         .62          .84
                                                                        ---------     ---------   ---------    ---------
                     Less dividends from investment income -- net            (.24)         (.48)       (.48)        (.37)
                                                                        ---------     ---------   ---------    ---------
                     Net asset value, end of period                        $11.29        $11.17      $10.70       $10.56
                                                                        =========     =========   =========    =========

Total Investment     Based on net asset value per share                      3.28%++++     9.14%       5.90%        8.50%++++
Return:**                                                               =========     =========   =========    =========

Ratios to Average    Expenses                                                1.45%*        1.41%       1.49%        1.50%*
Net Assets:                                                             =========     =========   =========    =========
                     Investment income -- net                                4.27%*        4.46%       4.42%        4.62%*
                                                                        =========     =========   =========    =========

Supplemental         Net assets, end of period (in thousands)              $2,108        $2,412      $2,720         $874
Data:                                                                   =========     =========   =========    =========
                     Portfolio turnover                                     19.39%        52.57%     118.21%      169.34%
                                                                        =========     =========   =========    =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                              Class D
                                                                           For                                 For the
                                                                         the Six                               Period
The following per share data and ratios have been derived                 Months           For the Year        Oct. 21,
from information provided in the financial statements.                    Ended               Ended            1994+ to
                                                                         Jan. 31,            July 31,          July 31,
                                                                           1998          1997        1996         1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period                  $11.16        $10.70      $10.56       $10.09
Operating                                                               ---------     ---------   ---------    ---------
Performance:         Investment income -- net                                 .27           .54         .53          .41
                     Realized and unrealized gain on investments -- net       .12           .46         .14          .47
                                                                        ---------     ---------   ---------    ---------
                     Total from investment operations                         .39          1.00         .67          .88
                                                                        ---------     ---------   ---------    ---------
                     Less dividends from investment income -- net            (.27)         (.54)       (.53)        (.41)
                                                                        ---------     ---------   ---------    ---------
                     Net asset value, end of period                        $11.28        $11.16      $10.70       $10.56
                                                                        =========     =========   =========    =========

Total Investment     Based on net asset value per share                      3.55%++++     9.60%       6.45%        8.93%++++
Return:**                                                               =========     =========   =========    =========

Ratios to Average    Expenses                                                 .94%*         .90%        .97%         .99%*
Net Assets:                                                             =========     =========   =========    =========
                     Investment income -- net                                4.78%*        4.97%       4.93%        5.17%*
                                                                        =========     =========   =========    =========

Supplemental         Net assets, end of period (in thousands)              $5,221        $4,310      $3,513       $3,234
Data:                                                                   =========     =========   =========    =========
                     Portfolio turnover                                     19.39%        52.57%     118.21%     169.34%
                                                                        =========     =========   =========    =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Ohio Municipal Bond Fund                January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund had also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account          Distribution
                          Maintenance Fee          Fee

Class B                        0.25%              0.25%
Class C                        0.25%              0.35%
Class D                        0.10%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              MLFD                MLPF&S

Class A                        $16                  $218
Class D                        $16                  $255

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $39,506 and $2,494 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $13,692,282 and $16,689,238, respectively.

Net realized and unrealized gains as of January 31, 1998 were as follows:

                                Realized            Unrealized
                                  Gains                Gains

Long-term investments            $262,325            $6,056,093
Short-term investments                956                    --
                             ------------          ------------
Total                            $263,281            $6,056,093
                             ============          ============

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $6,056,093, of which $6,074,142 related to appreciated securities and $18,049 related to depreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $66,015,933.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $1,302,381 and $5,807,300 for the six months ended January 31, 1998 and for the year ended July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six                             Dollar
Months Ended January 31, 1998         Shares           Amount

Shares sold                            93,071       $1,035,773
Shares issued to shareholders
in reinvestment of dividends           10,732          119,544
                                 ------------     ------------
Total issued                          103,803        1,155,317
Shares redeemed                       (71,067)        (790,102)
                                 ------------     ------------
Net increase                           32,736         $365,215
                                 ============     ============

Class A Shares for the                                 Dollar
Year Ended July 31, 1997              Shares           Amount

Shares sold                           281,570       $3,056,459
Shares issued to shareholders
in reinvestment of dividends           16,807          182,136
                                 ------------     ------------
Total issued                          298,377        3,238,595
Shares redeemed                      (217,206)      (2,351,978)
                                 ------------     ------------
Net increase                           81,171         $886,617
                                 ============     ============

Class B Shares for the Six                             Dollar
Months Ended Jan. 31, 1998            Shares           Amount

Shares sold                           319,937       $3,569,009
Shares issued to shareholders
in reinvestment of dividends           61,718          687,077
                                 ------------     ------------
Total issued                          381,655        4,256,086
Automatic conversion of shares         (4,855)         (54,534)
Shares redeemed                      (576,419)      (6,409,218)
                                 ------------     ------------
Net decrease                         (199,619)     $(2,207,666)
                                 ============     ============

Class B Shares for the                                 Dollar
Year Ended July 31, 1997              Shares           Amount

Shares sold                           764,584       $8,274,531
Shares issued to shareholders
in reinvestment of dividends          142,649        1,544,704
                                 ------------     ------------
Total issued                          907,233        9,819,235
Automatic conversion
of shares                             (40,791)        (443,365)
Shares redeemed                    (1,505,375)     (16,285,923)
                                 ------------     ------------
Net decrease                         (638,933)     $(6,910,053)
                                 ============     ============

Class C Shares for the Six                             Dollar
Months Ended Jan. 31, 1998            Shares           Amount

Shares sold                             7,859          $87,100
Shares issued to shareholders
in reinvestment of dividends            2,852           31,723
                                 ------------     ------------
Total issued                           10,711          118,823
Shares redeemed                       (39,841)        (439,998)
                                 ------------     ------------
Net decrease                          (29,130)       $(321,175)
                                 ============     ============

Class C Shares for the Year                            Dollar
Ended July 31, 1997                   Shares           Amount

Shares sold                           102,395       $1,112,984
Shares issued to share-
holders in reinvestment
of dividends                            7,211           78,087
                                 ------------     ------------
Total issued                          109,606        1,191,071
Shares redeemed                      (147,865)      (1,601,650)
                                 ------------     ------------
Net decrease                          (38,259)       $(410,579)
                                 ============     ============

Class D Shares for the Six                             Dollar
Months Ended January 31, 1998         Shares           Amount

Shares sold                           121,595       $1,368,066
Automatic conversion
of shares                               4,858           54,534
Shares issued to shareholders
in reinvestment of dividends            2,084           23,221
                                 ------------     ------------
Total issued                          128,537        1,445,821
Shares redeemed                       (51,896)        (584,576)
                                 ------------     ------------
Net increase                           76,641         $861,245
                                 ============     ============

Class D Shares for the Year                            Dollar
Ended July 31, 1997                   Shares           Amount

Shares sold                            48,281         $522,360
Automatic conversion
of shares                              40,810          443,365
Shares issued to share-
holders in reinvestment
of dividends                            4,829           52,300
                                 ------------     ------------
Total issued                           93,920        1,018,025
Shares redeemed                       (36,222)        (391,310)
                                 ------------     ------------
Net increase                           57,698         $626,715
                                 ============     ============

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $206,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863